UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2011

DEFENTECT GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 333-134658

Delaware	22-393-8509
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

25 South Avenue New Canaan, Connecticut	06840
(Address of principal executive offices)	(Zip Code)

Registrant’s  telephone number, including area code:    (203) 354-9164

535 Connecticut Avenue, 2nd floor
Norwalk, Connecticut 06854
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2011, Defentect Group, Inc. (the “Company”) received the written resignation of Jeffrey W. Knapp as President and Chief Operating Officer of the Company, effective as of January 14, 2011.   Mr. Knapp will continue to serve as an advisor to the Company.  James C. Ackerly, who has served as the Company’s Chief Executive Officer, Secretary and Treasurer since its inception in January 2000, will continue to serve in those capacities along with the position of President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEFENTECT GROUP, INC. (Registrant)

Dated: February 23, 2011	By:	/s/ James C. Ackerly
James C. Ackerly,
Chief Executive Officer and President